Commitments and contingencies	12 Months Ended
Dec. 31, 2010
Commitments and contingencies [Abstract]
Commitments and contingencies
12.	Commitments and contingencies

We have entered into noncancellable agreements to lease certain office and distribution facilities with remaining terms from one to ten years. The majority of our lease agreements include renewal options which would extend the agreements from one to five years. Rental expense under the office and distribution facilities leases, excluding the discontinued operations of PMG and IP (see Note 4 – Discontinued operations), in 2010, 2009, and 2008 was $40.3 million, $27.8 million and $28.8 million, respectively. The future minimum lease payments due under noncancellable operating leases, excluding the facilities of the discontinued operations of PMG and IP (in millions) are shown below:

Year Ended December 31,	Minimum Lease Payments
2011	$35.9
2012	29.5
2013	27.3
2014	24.3
2015	23.3
Thereafter	55.8

$196.1

In December 2010, we announced our intent to build a new office facility in St. Louis, Missouri to consolidate our St. Louis presence onto our Headquarters campus. We signed a lease agreement in January 2011 for this facility and expect completion in the fourth quarter of 2011. The annual lease commitments for this facility are approximately $3.4 million and the term of the lease is ten years.

We signed a lease agreement during 2009 for a new state of the art pharmacy fulfillment facility. We took possession of this new facility during the second quarter of 2010. The annual lease commitments for this facility are approximately $1.6 million and the term of the lease is ten years.

In July 2004, we entered into a capital lease with the Camden County Joint Development Authority in association with the development of our Patient Care Contact Center in St. Marys, Georgia. At December 31, 2010, our lease obligation was $5.8 million. Our lease obligation has been offset against $5.8 million of industrial bonds issued by the Camden County Joint Development Authority.

For the year ended December 31, 2010, approximately 60.5% of our pharmaceutical purchases were through one wholesaler. We believe other alternative sources are readily available. Except for customer concentration described in Note 13 – Segment information below, we believe no other concentration risks exist at December 31, 2010.

As of December 31, 2010, we have certain required future purchase commitments for materials, supplies, services and fixed assets related to the normal course of business. We do not expect potential payments under these provisions to materially affect results of operations or financial condition based upon reasonably likely outcomes derived by reference to historical experience and current business plans. These future purchase commitments (in millions) are summarized below:

Year Ended December 31,	Future Purchase Commitment
2011	$90.1
2012	57.0
2013	18.8
2014	13.7
2015	0.4
Thereafter	—

$180.0

In the ordinary course of business there have arisen various legal proceedings, investigations or claims now pending against us or our subsidiaries. The effect of these actions on future financial results is not subject to reasonable estimation because considerable uncertainty exists about the outcomes.

We record self-insurance accruals based upon estimates of the aggregate liability of claim costs in excess of our insurance coverage which are probable and estimable. Accruals are estimated using certain actuarial assumptions followed in the insurance industry and our historical experience (see Note 1, “Self-insurance accruals”). The majority of these claims are legal claims and our liability estimate is primarily related to the cost to defend these claims. We do not accrue for settlements, judgments, monetary fines or penalties until such amounts are probable and estimable. Under authoritative FASB guidance, if the range of possible loss is broad, and no amount within the range is more likely than any other, the liability accrual is based on the lower end of the range.

While we believe our services and business practices are in compliance with applicable laws, rules and regulations in all material respects, we cannot predict the outcome of these claims at this time. An unfavorable outcome in one or more of these matters could result in the imposition of judgments, monetary fines or penalties, or injunctive or administrative remedies. We can give no assurance that such judgments, fines and remedies, and future costs associated with any such matters, would not have a material adverse effect on our financial condition, our consolidated results of operations or our consolidated cash flows.

We received a $15.0 million insurance recovery in the second quarter of 2009 for previously incurred litigation costs. We incurred a charge of $35.0 million in the third quarter of 2009 related to the settlement of a lawsuit brought against us and one of our subsidiaries, which settlement resulted in the dismissal of the case by the court on October 22, 2009.